UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 16, 2013
Date of Earliest Event Reported: December 5, 2013

Calpian, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change  in Registrant’s Certifying Accountant.

On December 5, 2013, Whitley Penn LLP (“Whitley”) resigned as the independent registered public accounting firm of Calpian, Inc. (the “Company”), which resignation was accepted and ratified by the Company’s Board of Directors on December 12, 2013.

During the fiscal years ended December 31, 2012 and 2011, Whitley’s reports on the Company’s financial statements did not contain, except for a “going concern” qualification applicable only to the fiscal year end December 31, 2011, an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011 and the subsequent interim periods through December 12, 2013, (i) there were no disagreements between the Company and Whitley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Whitley, would have caused Whitley to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On December 13, 2013, the Company provided Whitley with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Whitley furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated December 16, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On December 12, 2013, the Company’s Board of Directors authorized the engagement of Montgomery Coscia Greilich LLP (“Montgomery”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013.

During the years ended December 31, 2012 and 2011 and the subsequent interim periods through December 12, 2013, the date of engagement of Montgomery, the Company did not consult with Montgomery regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Exhibit No.	Description

16.1	Letter from Whitley dated December 16, 2013

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPIAN, INC.

Date: December 16, 2013	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer